                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 24, 2003

                          ATCHISON CASTING CORPORATION
                   (Exact name of registrant as specified in charter)

         Kansas                     1-12541                     48-1156578
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)

                 400 South Fourth Street, Atchison, KS    66002
             (Address of Principal Executive Offices)   (Zip Code)

                                 (913) 367-2121
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

As discussed in a press  release dated  December 23, 2003,  which is attached as
Exhibit 99.1 hereto and incorporated herein by reference, effective December 23,
2003,  Atchison  Casting  Corporation  (the  "Company")  and certain of its U.S.
subsidiaries, including Amite Foundry and Machine, Inc., Prospect Foundry, Inc.,
Prime  Cast,  Incorporated,   and  ACC  Global  Corporation,  and  its  Canadian
subsidiary,  London  Precision  Machine & Tool,  Ltd.,  consummated  the sale of substantially  all of their assets to  subsidiaries  of AmeriCast  Technologies,
Inc.,  an  affiliate  of KPS Special  Situations  Fund II, L.P.  The sale of the assets was in conjunction with the Company's reorganization  proceedings and was approved by the bankruptcy court.  Total  consideration paid for the purchase of the  assets  was $40  million  (consisting  of $38.0  million in cash and a $2.0 million  note)  plus the  assumption  of  liabilities  by the  buyer.  The sales proceeds will be used to pay down secured debt.

Item 5.  Other Events and Regulation FD Disclosure.

The  Company's  debtor-in-possession  financing  agreement  (the "DIP  Financing
Agreement")  with Harris Trust and Savings  Bank,  which has been the  Company's principal  source of  funding  since the  petition  for  Chapter  11  bankruptcy reorganization  was filed on August  4,  2003,  is set to expire by its terms on
December 31, 2003.  The DIP  Financing  Agreement is not expected to be renewed.
Without a DIP Financing  Agreement in place, the Company will not have access to the liquidity needed to continue operating, even in a limited capacity.

The Company is  currently  negotiating  with its major  creditors to have a cash collateral budget in place after December 31, 2003 to fund ongoing operations as the bankruptcy  reorganization  continues.  After December 31, 2003, the Company expects to auction off all remaining assets.

On  October  31,  2003,  the  Company  sold  substantially  all of the assets of
Inverness Castings Group to ICG Acquisition  Company.  The sale was accomplished pursuant to an Asset Purchase  Agreement  dated as of October 10, 2003,  between
ICG Acquisition Company and Inverness Castings Group, Inc.

It is unlikely that any funds will be left for stockholders of the Company after payment of secured creditors in the  reorganization  proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code").

Hugh H. Aiken,  Michael V. B. Nagel and Vladimir Rada resigned from the Board of
Directors  during December 2003,  leaving Thomas K. Armstrong,  Jr.,  Stanley B.
Atkins and William Bullard as the remaining directors.

Item 7.  Financial Statements and Exhibits.

(c) EXHIBITS. The following exhibit is filed herewith:

     99.1   Press Release dated December 23, 2003.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: December 24, 2003

                                             Atchison Casting Corporation

                                             By:  /s/ Kevin T. McDermed
                                                 -----------------------------
                                                    Kevin T. McDermed
                                                    Chief Financial Officer